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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in Amendment No. 4 to Registration Statement No. 333-73435 of Centennial Cellular Corp. on Form S-4 of our reports dated July 17, 1998 appearing in the Annual Report on Form 10-K of Centennial Cellular Corp. for the year ended May 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
Stamford, Connecticut

July 9, 1999